Ordinary Shares	6 Months Ended
Jun. 30, 2017
Ordinary shares
Ordinary shares

13. Ordinary Shares

The Company is authorized to issue 75,000,000 ordinary shares. On March 17, 2016 and April 13, 2016, the Company issued 3,750,000 and 330,000 ordinary shares respectively in the form of American depositary shares (“ADS”) in a public offering on the Nasdaq. A summary of ordinary shares transactions (in thousands) for each of the periods presented is as follows:

	2017	2016
Balance as at January 1	60,706	56,533
Issuances in relation to exercise of share options	31	36
New ordinary shares issued	—	4,080
Balance as at June 30	60,737	60,649

Each ordinary share is entitled to one vote. The holders of ordinary shares are also entitled to receive dividends whenever funds are legally available and when declared by the Board of Directors of the Company.